UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported: December 14, 2005)

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)



             DELAWARE                1-11871                  11-3312952
    -------------------------   -------------------   ------------------------
         (State or other           (Commission             (I.R.S. Employer
           jurisdiction            File Number)           Identification No.)
        of incorporation)

150 East 58th Street, Suite 3238                                       10155
New York, New York
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 (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (212) 308-5800

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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                December 19, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

         On December 14, 2005, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing that that its wholly owned engineering services subsidiary, Commodore Advanced Sciences, Inc. (CASI), the lead small business member of the Commodore Advanced Sciences Team (CAST), which also includes team members Science Applications International, Inc. (SAIC), and RCS Corporation (RCS), has received special recognition from Bechtel Jacobs for compiling a multi-year safety record for on job performance without an accident or work loss safety related incident on the environmental sampling and data management contract (EDAM).

         The Company also announced that that the on-going operations on EDAM are yielding better than forecasted financial results for the Company.

         Additionally, The Company announced that it has recently submitted two proposals for the demonstration of our proprietary SET technology for the treatment of mixed wastes and the separation of heavy metals to DOE officials at Savannah River in South Carolina.


         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

         99.1     Press Release dated December 14, 2005.

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

         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  December 19, 2005                   By: /s/ James M. DeAngelis
                                               --------------------------
                                               James M. DeAngelis
                                               Senior Vice President and
                                               Chief Financial Officer

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

                                  EXHIBIT INDEX


         Exhibit No.

            99.1 Press Release dated December 14, 2005 issued by Commodore Applied Technologies, Inc.






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